UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant.	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AVENUE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

The following is a letter sent to certain shareholders of Avenue Therapeutics, Inc. in a mailing commenced on January 17, 2023

Dear Avenue Therapeutics’ Shareholder:

YOUR PARTICIPATION IS IMPORTANT – PLEASE VOTE TODAY!

According to our latest records, your proxy vote relating to the Avenue Therapeutics’ Annual Meeting of Stockholders has not yet been received.

You have until January 29, 2023 at 11:59 p.m. EST to vote your shares. PLEASE VOTE TODAY following the instructions on your proxy card.

Item 1	ELECTION OF DIRECTORS	Vote FOR
Item 2	RATIFY BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT	Vote FOR
Item 3	APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	Vote FOR
Item 4	APPROVE AN AMENDMENT TO OUR 2015 EQUITY INCENTIVE PLAN	Vote FOR

If you have any questions please contact our proxy solicitor, Alliance Advisors, toll free at: 1-855-506-1762

If you have recently mailed your proxy card or cast your vote by phone or internet, please accept our thanks and disregard this request.

Sincerely,

Alexandra MacLean, M.D.

Chief Executive Officer